SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2001

                            GLOBAL TELESYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    001-15347                  94-3068423
(State or other jurisdiction      (Commission File           (I.R.S Employer
     of incorporation)                 Number)                Idenfication No.)


      4121 Wilson Boulevard, 8th Floor
             Arlington, Virginia                                    22203
  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (703) 236-3100

INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5. Other Events

a)       Agreement with Esprit Telecom Senior Bondholders

         On March 28, 2001, Global TeleSystems, Inc. ("GTS") reached an agreement with an informal committee of the holders of notes issued by GTS's subsidiary, Global TeleSystems (Europe) Ltd., formerly known as Esprit Telecom Group plc ("Esprit Telecom") relating to a proposed restructuring of Esprit Telecom's obligation to repay approximately $500 million of the debt pursuant to a "scheme of arrangement" under Part XIII of the UK Companies Act of 1985 and an undertaking by GTS to provide to Esprit Telecom and other companies comprising the GTS business services division as part of such restructuring interim funding under certain credit facilities, subject to certain conditions.

b)       Rescheduling of GTS's 4th Quarter and Full Year 2000 Results

         GTS has rescheduled its fourth quarter and full-year 2000 results announcement to Thursday, April 5 2001, due to delays resulting principally from several initiatives related to GTS's previously announced restructuring. As a result of these delays, GTS expects to file its annual report for 2000 on Form 10-K on or about April 5, 2001, or as soon thereafter as practicable.








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


Item 6.    Resignation of Registrant's Directors

                  Not Applicable.

Item 7.    Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Exhibit No.                            Description
-----------                            -----------

99.1 Press Release, dated March 28, 2001, "Global TeleSystems Announces Consensual Agreement with Esprit Senior Noteholders"

99.2 Press Release, dated March 28, 2001, "GTS Reschedules 4th Quarter and Full Year 2000 Results Announcement to April 5, 2001"

Item 8.           Change in Fiscal Year

                  Not Applicable.









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


Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.









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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL TELESYSTEMS, INC.


Date:  April 5, 2001                By:     /s/ Grier C. Raclin
                                       ----------------------------------------
                                       Name:    Grier C. Raclin
                                       Title:   Executive Vice-President, Chief
                                                Administrative Officer, General
                                                Counsel and Corporate Secretary




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


                                INDEX TO EXHIBITS


Exhibit No.                                       Description
-----------                                       -----------

99.1 Press Release, dated March 28, 2001,"Global TeleSystems Announces Consensual Agreement with Esprit Senior Noteholders"

99.2 Press Release, dated March 28, 2001,"GTS Reschedules 4th Quarter and Full Year 2000 Results Announcement to April 5, 2001"



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


                                                                   EXHIBIT 99.1

                          Global TeleSystems Announces
               Consensual Agreement with Esprit Senior Noteholders


LONDON - March 28, 2001 - Global TeleSystems, Inc. ("GTS") (NYSE: GTS; Easdaq:
GTSG; Frankfurt: GTS) today announced that it has reached an agreement with an informal committee (the "Committee") of the holders of notes issued by GTS's subsidiary, Global TeleSystems (Europe) Ltd., formerly known as Esprit Telecom Group plc ("Esprit Telecom"). Under the terms of this proposed restructuring, Esprit Telecom's obligation to repay approximately $500 million of the debt represented by these notes will be exchanged for the holders' receiving a 90% ownership interest in a new company that will own Esprit Telecom as well as the other GTS subsidiaries providing principally voice services to businesses in Western Europe. GTS also has agreed, subject to conditions, to provide this new company up to Euros 35 million in senior secured debt financing for working capital from April 1, 2001 through December 31, 2001. GTS will provide up to an additional Euros 20 million in senior secured debt financing (which will be repaid with preferred stock in the new company upon consummation of the restructuring of Esprit Telecom) to be used by this new company to purchase backbone transmission services from GTS's Ebone unit. GTS will own through a subsidiary the remaining 10% of the equity in the new company, and will hold warrants to acquire an additional 10% of the new company.

         The Committee is comprised of certain holders of the 10.875% and 11% senior notes due 2008 and the 11.5% senior notes due 2007 (together, the "Notes") issued by Esprit Telecom. The restructuring to be accomplished pursuant to the agreement is planned to be effected through a "scheme of arrangement" under Part XIII of the UK Companies Act of 1985 (the "Scheme"). Pursuant to this procedure, the agreement is conditioned upon at least 75% of the face value of the notes, and 50% of the number of noteholders, who participate in the process (either in person or by proxy) voting in favour of the Scheme and the High Court (the "Court") of England and Wales approving the Scheme. Once agreed by these requisite majorities and approved by the Court, all noteholders will be bound by the terms of the Scheme, but the Scheme will not affect the rights of other creditors. The parties expect to file the Scheme with the appropriate reviewing authorities shortly.

         Esprit senior noteholders should contact David Hilty or Tanja Aalto at Houlihan Lokey Howard & Zukin Capital, financial advisor to GTS regarding the restructuring, in New York at 212-497-4100 (email: dhilty@hlhz.com; taalto@hlhz.com) for additional information regarding the agreement with the Committee.

         The obligation of GTS to provide financing to the new entity is conditioned upon 1) with respect to financing after June 1, 2001, the consummation of the sale by GTS of assets, the proceeds of which would be sufficient to enable GTS to make such financing available; and 2) approval by the noteholders to certain amendments to indentures of the Notes to permit GTS to provide such financing on a senior secured basis. Esprit Telecom today also announced that it has launched a consent solicitation to obtain this approval.


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

         The agreement with the Esprit senior noteholders is part of the overall restructuring plan announced by GTS on November 13, 2000. The objective of the restructuring is to divest GTS of non-core assets and thus focus the company on its core competency of providing broadband optical and IP services to carriers, service providers and European enterprises.

         Upon implementation of the agreement, the restructured Business Services group will be able to pursue its business plan of selling integrated voice and data services to small and medium sized businesses throughout Western Europe. The de-leveraged new company will be able to take advantage of the unique coverage and service portfolio of the Ebone network as well as its own fully integrated voice switching network, which interconnects all major Western European cities.

         Robert J. Amman, chairman and chief executive officer of GTS, said:
"Reaching agreement with the Committee is a tremendous step towards the completion of our restructuring process. The divestment of Esprit Telecom and our other voice-based businesses places the company in a position to achieve our primary objective of the restructuring: to create a simplified, transparent business that is concentrated solely on providing broadband optical and IP services to carriers, service providers and European enterprises. We believe such a focused strategy is critical to creating value for our shareholders in today's market."

         Robert A. Schriesheim, executive vice president, corporate development and chief financial officer of GTS, said: "Through this agreement, GTS limits its financial exposure while retaining an interest in possible future growth of the voice business. In addition, the agreement also enables GTS to focus its resources on developing Ebone, our high margin broadband and data business. We continue to work on other restructuring programs, including the sale of certain non-core assets that will enhance our funding position and Ebone's strategic position."

About GTS (www.gts.com)
         GTS is the parent company of Ebone, the original and most experienced data-only broadband optical and IP networking company in Europe. Its fibre network extends over 21,000 kilometres, reaching virtually all major European cities. It is Europe's leading broadband IP network, serving approximately 25% of all Internet users and the first IP network to operate at 10 Gbps. The network will be directly connected to North America via Ebone's own trans-Atlantic fibre pair, which will be initially provisioned with 80 Gbps of capacity and is expected to be operational in the first half of 2001.


         With operations in North America and in over 50 European cities, Ebone delivers tailored networking services to telecommunication carriers, Internet service providers, Internet-centric and multinational corporations. Ebone serves over 200 of the leading telecommunication and broadband data customers in Europe and North America. The company is the original independent pan-European broadband network service provider, making Ebone Europe's most experienced broadband provider.

About Global TeleSystems (Europe) Ltd.


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

         Global TeleSystems (Europe) Ltd., formerly known as Esprit Telecom Group plc ("Esprit Telecom"), is a wholly-owned subsidiary of Global TeleSystems, Inc. (NYSE: GTS; Easdaq: GTSG; Frankfurt: GTS). The company and its subsidiaries sell predominantly voice telecommunications services to small and medium sized companies through its subsidiary companies in the United Kingdom, France, Germany, Spain and Switzerland.

GTS and Ebone Contacts
Glenn Manoff (Media)
Tel.: 44-207-769-8290; fax: 44-207-769-8084; email: glenn.manoff@gts.com

Jim Shields (Investors)
Tel.: 44-207-769-8264; fax: 44-207-769-8068; email: jim.shields@gts.com

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainties. Although GTS and Global TeleSystems (Europe) Limited believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by GTS, Global TeleSystems (Europe) Limited or any other person that the objectives and plans of GTS or Global TeleSystems (Europe) Limited, as applicable, will be achieved.


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


                                                                    EXHIBIT 99.2

             GTS Reschedules 4th Quarter and Full Year 2000 Results
                          Announcement to 5 April 2001

         LONDON - March 28, 2001 - Global TeleSystems, Inc. ("GTS") (NYSE: GTS;
EASDAQ: GTSG; Frankfurt: GTS), has rescheduled its fourth quarter and full-year 2000 results announcement to Thursday, April 5 2001, due to delays resulting principally from several initiatives related to GTS's previously announced restructuring. As a result of these delays, GTS expects to file its annual report for 2000 on Form 10-K on or about April 5, 2001, or as soon thereafter as practicable. Please also see the "Global TeleSystems Announces Consensual Agreement with Esprit Senior Noteholders" press release distributed today.

         GTS Chairman and CEO Robert J. Amman will host a conference call on April 5, 2001 at 14:00 in London (09:00 US EST). He will be joined by Duncan Lewis, president and chief operating officer, and Robert A. Schriesheim, executive vice president, corporate development and chief financial officer. They will discuss: GTS's fourth quarter 2000 and full-year financial results; the status of the company's restructuring program, including today's announced agreement with an informal committee of Esprit senior noteholders; and the strategy and positioning of Ebone, GTS's recently renamed core broadband and optical IP business.

         The fourth quarter earnings conference call will be broadcast live via audio Webcast. To access this, please visit the GTS Website at www.gts.com. Should you not already have Windows Media Player on your system, please visit the site at least thirty minutes prior to the broadcast to download a free copy.

About GTS (www.gts.com)
         GTS is the parent company of Ebone, the original and most experienced data-only broadband optical and IP networking company in Europe. Its fibre network extends over 21,000 kilometres, reaching virtually all major European cities. It is Europe's leading broadband IP network, serving approximately 25% of all Internet users and the first IP network to operate at 10 Gbps. The network will be directly connected to North America via Ebone's own trans-Atlantic fibre pair, which will be initially provisioned with 80 Gbps of capacity and is expected to be operational in the first half of 2001.

         With operations in North America and in over 50 European cities, Ebone delivers tailored networking services to telecommunication carriers, Internet service providers, Internet-centric and multinational corporations. Ebone serves over 200 of the leading telecommunication and broadband data customers in Europe and North America. The company is the original independent pan-European broadband network service provider, making Ebone Europe's most experienced broadband provider.


GTS Contacts
Investors
Jim Shields, Vice President, Investor Relations and Corporate Treasurer


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

Tel: +44 (0) 207 769 8264; fax: +44 (0) 207 769 8068; e-mail:
jim.shields@gts.com

Patti Kelly, Senior Manager, Investor Relations
Tel: +1 703 236 3170; fax: +1 703 236 3606; e-mail: patti.kelly@gts.com

Media
Glenn Manoff, Vice President, Communications
Tel: +44 (0) 207 769 8290; fax: +44 (0) 207 769 8084: e-mail:
glenn.manoff@gts.com

         This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Investors are cautioned that all forward-looking statements involve risks and uncertainties. Although GTS believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by GTS or any other person that the objectives and plans of GTS will be achieved.


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